COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

CLASS A SHARES

CLASS B SHARES

CLASS C SHARES

SUPPLEMENT DATED JUNE 12, 2009

TO

PROSPECTUS DATED MAY 1, 2009

Effective July 1, 2009, the Board of Directors approved the use of FTSE EPRA/NAREIT Developed Ex-U.S. Real Estate Index as the benchmark index for the Fund. In connection with this change, the following information replaces the information relating to Average Annual Total Returns found under “Historical Fund Performance” in the Fund’s prospectus:

This table shows the average annual total returns of the Fund’s Class A, B and C shares for the past year, and the period since the Fund commenced operations, and compares these returns with the performance of three indexes. Index performance does not reflect deduction for fees, expenses or taxes. After-tax returns are shown for Class A shares only. After-tax returns for the other classes will vary. Class B shares are no longer being offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2008)

	1 Year	Since Inception[1]
Class A Shares
Return Before Taxes	(49.80)%[2]	(5.61)%[2]
Return After Taxes on Distributions	(49.69)%	(6.29)%
Return After Taxes on Distributions and Sale of Fund Shares	(32.25)%	(4.57)%
Class C Shares
Return Before Taxes	(48.35)%[3]	(5.06)%
FTSE EPRA/NAREIT Developed Ex-U.S. Real Estate Index [4]	(52.00)%	(4.22)%
S&P Developed Property Index Ex-U.S.[4]	(51.80)%	(4.86)%
S&P 500® Index[4]	(36.99)%	(4.98)%

1	The inception date was March 31, 2005.

2	Returns reflect the imposition of a front end sales load of 4.50%. Without the sales load, the returns would have been (47.43)% for the year ended December 31, 2008 and (4.45)% since inception.

3	Return includes a deferred sales charge of 1%. Without the deferred sales charge, the total return would have been (47.83)%.

4

The FTSE EPRA/NAREIT Developed Ex-U.S. Real Estate Index is an unmanaged portfolio of approximately 160 constituents from 18 countries. The S&P Developed Property Index Ex-U.S. is an unmanaged portfolio of approximately 306 constituents from 20 countries. Since the Board of Directors approved the change to the FTSE EPRA/NAREIT Developed Ex-U.S. Real Estate Index, as it more closely tracks the investments of the Fund, the S&P Developed Property Index Ex-U.S. will not be shown after the current fiscal year. The S&P 500® Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. Performance figures include reinvestment of income dividends and, for the Fund, capital gains distributions. You should note that the Fund is a professionally managed mutual fund while the indexes are unmanaged, do not incur expenses and are not available for investment.

THIS SUPPLEMENT SHOULD BE READ IN CONNECTION WITH THE COHEN & STEERS

INTERNATIONAL REALTY FUND CLASSES A, B AND C PROSPECTUS

IRFPRO – ABC – SUPP1

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

CLASS I SHARES

SUPPLEMENT DATED JUNE 12, 2009

TO

PROSPECTUS DATED MAY 1, 2009

Effective July 1, 2009, the Board of Directors approved the use of FTSE EPRA/NAREIT Developed Ex-U.S. Real Estate Index as the benchmark index for the Fund. In connection with this change, the following information replaces the information relating to Average Annual Total Returns found under “Historical Fund Performance” in the Fund’s prospectus:

This table shows the average annual total returns of the Fund’s Class I shares for the past year, and the period since Class I shares of the Fund commenced operations, and compares these returns with the performance of three indexes. Index performance does not reflect deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2008)

	1 Year	Since Inception[1]
Return Before Taxes	(47.26)%	(4.12)%
Return After Taxes on Distributions	(47.14)%	(4.87)%
Return After Taxes on Distributions and Sale of Fund Shares	(30.58)%	(3.33)%
FTSE EPRA/NAREIT Developed Ex-U.S. Real Estate[2]	(52.00)%	(4.22)%
S&P Developed Property Index Ex-U.S.[2]	(51.80)%	(4.86)%
S&P 500® Index[2]	(36.99)%	(4.98)%

1	The inception date was March 31, 2005.

2

The FTSE EPRA/NAREIT Developed Ex-U.S. Real Estate Index is an unmanaged portfolio of approximately 160 constituents from 18 countries. The S&P Developed Property Index Ex-U.S. is an unmanaged portfolio of approximately 306 constituents from 20 countries. Since the Board of Directors approved the change to the FTSE EPRA/NAREIT Developed Ex-U.S. Real Estate Index, as it more closely tracks the investments of the Fund, the S&P Developed Property Index Ex-U.S. will not be shown after the current fiscal year. The S&P 500® Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. Performance figures include reinvestment of income dividends and, for the Fund, capital gains distributions. You should note that the Fund is a professionally managed mutual fund while the indexes are unmanaged, do not incur expenses and are not available for investment.

THIS SUPPLEMENT SHOULD BE READ IN CONNECTION WITH

THE COHEN & STEERS INTERNATIONAL REALTY FUND CLASS I

PROSPECTUS

IRFPRO-I – SUPP1